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                                                                   EXHIBIT 10(y)



                                 FIRST AMENDMENT
                               TO CREDIT AGREEMENT



THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "First Amendment") dated as of April 26, 2000, is made and entered into by and between BELL INDUSTRIES, INC., a California corporation ("Borrower"), and UNION BANK OF CALIFORNIA, N.A., a national banking association ("Bank").

                                    RECITALS:

A. Company and Bank are parties to that certain Loan Agreement dated as of April 14, 1999 (the "Agreement"), pursuant to which Bank agreed to extend credit to Company.

B. Company and Bank desire to amend the Agreement, but subject to the terms and conditions of this First Amendment.

                                   AGREEMENT:

        In consideration of the above recitals and of the mutual covenants and conditions contained herein, Company and Bank agree as follows:

1. DEFINED TERMS. Initially capitalized terms used herein, which are not otherwise defined, shall have the meanings assigned thereto in the Agreement.

2. AMENDMENTS TO THE AGREEMENT.

        (a) The definition of "Revolving Loan Commitment Termination Date" appearing in Subsection 1.1 of the Agreement is hereby amended to read in its entirety as follows:

"Revolving Loan Commitment Termination Date" means May 31, 2002.

        (b) Subsection 6. I (vi) of the Agreement is hereby amended to read in its entirety as follows:

Within (25) days after the end of each Fiscal Quarter, a completed Borrowing Base Certificate for such Fiscal Quarter; provided, however, that if the aggregate outstanding principal amount of the Revolving Loan as at the end of any month is Five Million Dollars ($5,000,000) or more, Company shall deliver to Bank a completed Borrowing Base Certificate for such month, within (25) days after the end of such month.

3. EFFECTIVENESS OF THIS FIRST AMENDMENT. This First Amendment shall become effective as of the date hereof when,and only when, Bank shall have received all of the following, in form and substance satisfactory to Bank:

        (a) A counterpart of this First Amendment duly executed by Company; and

        (b) Such other documents, instruments or agreements, as Bank may reasonably deem necessary.

4. RATIFICATION. Except as specifically amended hereinabove, the Agreement shall remain in full force and effect and is hereby ratified and confirmed.

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5. REPRESENTATIONS AND WARRANTIES. Company represents and warrants as follows:

        (a) Each of the representations and warranties contained in the Agreement, as amended hereby, is hereby reaffirmed as of the date hereof, each as if set forth herein;

        (b) The execution, delivery and performance of this First Amendment and any other instruments or documents in connection herewith are within Company's corporate power, have been duly authorized, are legal, valid and binding obligations of Company, and are not in conflict with the terms of any charter, bylaw, or other organization papers of Company or with any law, indenture, agreement or undertaking to which Company is a party or by which Company is bound or affected; and

        (c) No event has occurred and is continuing or would result from this First Amendment which constitutes or would constitute an Event of Default under the Agreement.

6. GOVERNING LAW. This First Amendment and all other instruments or documents in connection herewith shall be governed by and construed according to the laws of the State of California.

7. COUNTERPARTS. This First Amendment may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

WITNESS the due execution hereof as of the date first above written.

BELL INDUSTRIES,                             UNION BANK OF CALIFORNIA, N.A.


By: /s/ [Signature Illegible]                By: /s/ [Signature Illegible]
   ---------------------------------            --------------------------------

Title: SVP - CHIEF FINANCIAL OFFICER         Title: VICE PRES.
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